EXHIBIT 10.2

b
DEBT CONVERSION AGREEMENT AND RELEASE

THIS DEBT CONVERSION AGREEMENT AND RELEASE (this “Agreement”) is made and entered into effective as of the 21st day of April 2008, by and between Triumph Small Cap Fund, Inc. (“Triumph”) and In Veritas Medical Diagnostics, Inc. (the "Company").

WHEREAS, the Company is indebted to Triumph in the aggregate sum of Four Hundred and Fifty Thousand ($450,000) Dollars plus accrued interest amounting to Sixty Thousand, Two Hundred and Sixteen ($60,216) Dollars pursuant to certain Secured Convertible Debentures set forth on Schedule I attached hereto (collectively, the “Debentures”), of the Company issued on the dates and in the amounts as indicated on Schedule I.

WHEREAS, the Company is also indebted to Triumph in the aggregate sum of One Hundred and Five Thousand, Eight  Hundred and Nineteen ($105,819) Dollars (the “Short Term Advances”) which were advanced to the Company by Triumph.

WHEREAS, Triumph desires to convert the Debentures and the Short Term Advances into shares of the Company’s common stock at a price of $0.05 and the Company is willing to do so pursuant to the terms of this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged and confessed, the Parties agree as follows:

1.           CONSIDERATION.  Upon execution of this Agreement by the parties and delivery to the Company of the Debentures pursuant to Section 2 below, the Company shall promptly arrange for issuance of a stock certificate to Triumph representing 12,320,700 shares of the Company’s common stock (the “Shares”) upon conversion of the Debentures and Short Term Advances (collectively the “Debt”). As additional consideration for the conversion of the Debt, the Company shall simultaneously herewith issue a five year warrant to Triumph to purchase 5,000,000 shares of the Company’s common stock at a price of $0.05 per share, in the form of which is attached hereto as Exhibit A.

2.           DELIVERY AND CANCELLATION OF NOTE.  Upon execution and delivery of this Agreement, Triumph shall deliver to the Company the Debentures and any and all evidences of the Short Term Advances  which shall be “cancelled” by the Company.  Triumph hereby agrees that all obligations of the Company in respect to the Debt are fully satisfied thereby or waived and released as herein provided.

3.           TRIUMPH REPRESENTATIONS AND WARRANTIES.  As of the date hereof, Triumph represents and warrants the following:

A.
Organization; Authority.  Triumph is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate, partnership or other applicable power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder, and the execution, delivery and performance by Triumph of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of Triumph.  This Agreement, when executed and delivered by Triumph, will constitute a valid and legally binding obligation of Triumph, enforceable against Triumph in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (c) to the extent the indemnification provisions contained herein may be limited by federal or state securities laws.

B.
Investment Experience; Access to Information and Preexisting Relationship.  Triumph (a) either alone or together with its representatives, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of this investment and make an informed decision to so invest, and has so evaluated the risks and merits of such investment, (b) has the ability to bear the economic risks of this investment and can afford a complete loss of such investment, (c) understands the terms of and risks associated with the acquisition of the Shares, including, without limitation, a lack of liquidity, price transparency or pricing availability and risks associated with the industry in which the Company operates, (d) has had the opportunity to review such disclosure regarding the Company, its business, its financial condition and its prospects as Triumph has determined to be necessary in connection with the conversion of the Debentures, including, without limitation, the Company’s Annual Report on Form 10-K (or substantially equivalent form) for its most recently completed fiscal year, the Company’s Quarterly Reports on Form 10-Q (or substantially equivalent form) for the fiscal quarters since the end of such completed fiscal year, and the Company’s Current Reports on Form 8-K (or substantially equivalent form) since the end of such completed fiscal year, each as amended.

C.
Status.  At the time Triumph was offered the Shares, it was, and as of the date hereof it is, an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the Securities Act.  Triumph is not, and is not required to be registered as, a broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

D.
Restrictions on Transfer.  Triumph understands that Shares have not been registered under the Securities Act or the securities laws of any state and are  “restricted securities” as said term is defined in Rule 144 of the Rules and Regulations promulgated under the Securities Act (“Rule 144”). The Shares may not be sold, pledged or otherwise transferred unless a registration statement for such transaction is effective under the Securities Act and any applicable state securities laws, or unless an exemption from such registration provisions is available with respect to such transaction, and will bear a legend substantially as set forth below:

THE SHARES HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

E.
General Solicitation.  Triumph is not accepting the conversion as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

F.
No Conflicts; Advice.  Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, does or will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency, or court to which Triumph is subject or any provision of its organizational documents or other similar governing instruments, or conflict with, violate or constitute a default under any agreement, credit facility, debt or other instrument or understanding to which Triumph is a party.  Triumph has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with the conversion of the Debenture.

G.
No Litigation.  There is no action, suit, proceeding, judgment, claim or investigation pending, or to the knowledge of Triumph, threatened against Triumph which could reasonably be expected in any manner to challenge or seek to prevent, enjoin, alter or materially delay any of the transactions contemplated by this Agreement.

H.
Consents.  No authorization, consent, approval or other order of, or declaration to or filing with, any governmental agency or body or other Person is required for the valid authorization, execution, delivery and performance by Triumph of this Agreement and the consummation of the transactions contemplated hereby.

I.
Stop Transfer Notices.   Triumph agrees that, in order to ensure compliance with the restrictions referred to herein, appropriate “stop transfer” instructions may be issued to the Company’s transfer agent.

4.           COMPANY REPRESENTATIONS AND WARRANTIES.  As of the date hereof, the Company represents and warrants the following:

A.
Organization; Authority.  The Company is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate, partnership or other applicable power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations thereunder, and the execution, delivery and performance by the Company of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of the Company.  This Agreement, when executed and delivered by the Company, will constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors' rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (c) to the extent the indemnification provisions contained herein may be limited by federal or state securities laws.

B.
No Consents, Approvals, Violations or Breaches. Neither the execution and delivery of this Agreement by the Company, nor the consummation by the Company of the transactions contemplated hereby, will (i) require any consent, approval, authorization or permit of, or filing, registration or qualification with or prior notification to, any governmental or regulatory authority under any law of the United States, any state or any political subdivision thereof applicable to Assignor, (ii) violate any statute, law, ordinance, rule or regulation of the United States, any state or any political subdivision thereof, or any judgment, order, writ, decree or injunction applicable to Assignor or any of Assignor’s properties or assets, the violation of which would have a material adverse effect upon Assignor, or (iii) violate, conflict with, or result in a breach of any provisions of, or constitute a default (or any event which, with or without due notice or lapse of time, or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which Assignor is a party or by which Assignor or any of Assignor’s properties or assets may be bound which would have a material adverse effect upon Assignor.

5.           Governing Law; Submission to Jurisdiction.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.  EACH PARTY AGREES THAT ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING IN ANY WAY TO THIS AGREEMENT SHALL BE BROUGHT IN A U.S. FEDERAL OR STATE COURT OF COMPETENT JURISDICTION SITTING IN NEW YORK COUNTY, IN THE STATE OF NEW YORK.  EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO THE JURISDICTION OF SUCH COURT AND HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY DEFENSE OF AN INCONVENIENT FORUM OR A LACK OF PERSONAL JURISDICTION TO THE MAINTENANCE OF ANY ACTION OR PROCEEDING AND ANY RIGHT OF JURISDICTION OR VENUE ON ACCOUNT OF THE PLACE OF RESIDENCE OR DOMICILE OF ANY PARTY HERETO.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

6.           Amendments.  No provision hereof may be waived or modified other than by an instrument in writing signed by the party against whom enforcement is sought.

7.           Severability.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

8.           Additional Documents.  The parties agree to take such further action and to execute and deliver, or cause to be executed and delivered, any and all other documents which are, in the reasonable opinion of their counterparty, necessary to carry out the terms and conditions of this Agreement, including filing a UCC-1 termination statement to evidence the termination of Triumph’s security interest in all of the assets of the Company.

9.           Release.  Upon the execution of this Agreement by the parties and completion of the obligations contained in Paragraph 1 and 2:

A.
Any and all commitments, rights and obligations of the Company to Triumph pursuant to the Debt shall be terminated, and all amounts due and payable by the Company to Triumph pursuant to the terms of the Debentures shall be deemed to be paid in full and complete satisfaction of all outstanding obligations;

B.
Triumph, on behalf of itself and on behalf of its affiliates, and its and their respective officers, directors, partners, general partner, limited partners, shareholders, associates, employees, members, parents, subsidiaries, affiliates, agents, predecessors, successors and assigns  (collectively, the "Triumph Affiliated Parties"), hereby releases and forever discharges the Company and its affiliates, and their respective officers, directors, partners, general partner, limited partners, shareholders, associates, employees, members, parents, subsidiaries, affiliates, agents, predecessors, successors and assigns ((collectively, the "Company Affiliated Parties"), of and from any and all claims, complaints, demands, obligations, causes of action, choices in action and/or damages whatsoever, at law or in equity (collectively, "Claims") which such parties ever had or now have based on or arising out of events or circumstances occurring, or actions taken or failed to be taken, in each case, that are known or unknown by Triumph or the Triumph Affiliated Parties as of the date hereof, in connection with the Debentures.

C.
Triumph, on its own behalf and on behalf of the Triumph Affiliated Parties, covenants, to the maximum extent permitted by law, that neither it nor any Triumph Affiliated Party shall at any time hereafter file, commence or maintain or authorize any third party to file, commence or maintain on its behalf, any suit, action or proceeding before any federal, state or local court, administrative body, agency, authority or arbitral organization or other tribunal against any of Company Affiliated Parties with respect to any Claims released pursuant to Paragraph 9(B).

D.
The Company, on behalf of itself and on behalf of its affiliates, and its and their respective officers, directors, partners, general partner, limited partners, shareholders, associates, employees, members, parents, subsidiaries, affiliates, agents, predecessors, successors and assigns, and anyone claiming by or through any of the foregoing (collectively, the "Company Affiliated Parties"), hereby releases and forever discharges Triumph and Triumph Affiliated Parties of and from any and all Claims which such parties ever had or now have based on or arising out of events or circumstances occurring, or actions taken or failed to be taken, in each case, that are known or unknown by the Company or a Company Affiliated Party as of the date hereof, in connection with the Debentures.

E.
The Company, on its own behalf and on behalf of the Company Affiliated Parties, covenants, to the maximum extent permitted by law, that neither it nor any Company Affiliated Party shall at any time hereafter file, commence or maintain or authorize any third party to file, commence or maintain on its behalf, any suit, action or proceeding before any federal, state or local court, administrative body, agency, authority or arbitral organization or other tribunal against Triumph or Triumph Affiliated Parties with respect to any Claims released pursuant to Paragraph 9(D).

12. Assignment. No party may assign any of its rights under this Agreement without the prior consent of the other party hereto; provided that Assignee may, without the consent of any other party, assign all or any portion of its rights hereunder to any of its Affiliates. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties.  Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement.  This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

TRIUMPH SMALL CAP FUND, INC.

/s/ Kenneth Orr
Name: Kenneth Orr
Title:

IN VERITAS MEDICAL DIAGNOSTICS, INC.

/s/ Martin Thorp
Name: Martin Thorp
Title: